MainStay Cushing® Royalty Energy Income Fund	Summary Prospectus July 11, 2014
Class/Ticker	A CURAX Investor CURNX C CURCX I CURZX

To Statutory Prospectus To Statement of Additional Information

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated July 11, 2014, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Fund seeks current income and capital appreciation. In seeking current income, the Fund intends to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 55 of the Prospectus and in the "Alternative Sales Arrangements" section on page 46 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets) [2]	1.35%	1.35%	1.35%	1.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses
Deferred Income Tax Expense[3]	0.29%	0.29%	0.29%	0.29%
Remainder of Other Expenses[4]	0.79%	0.84%	0.84%	0.79%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[5]	2.69%	2.74%	3.49%	2.44%
Waivers / Reimbursements[5]	(0.66)%	(0.66)%	(0.66)%	(0.66)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[5]	2.03%	2.08%	2.83%	1.78%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.25% of the Fund’s average daily net assets. This agreement will remain in effect until April 1, 2016 unless extended by New York Life Investments and approved by the Board of Trustees of the Fund.

3. The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of Energy Trusts and E&P MLPs considered to be return of capital and for any net operating gains. The Fund’s accrued deferred tax liability is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, depends upon the Fund’s net investment income and loss, as well as realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Actual income tax expense, if any, will depend on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors.

Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. As of November 30, 2013, The Cushing® Royalty Energy Income Fund (the predecessor to the Fund) had no net operating loss carryforwards and capital loss carryforwards of approximately $1,292,362. For the fiscal year ended November 30, 2013, The Cushing® Royalty Energy Income Fund (the predecessor to the Fund) accrued approximately $95,176 in net current and deferred tax expense primarily related to unrealized appreciation on investments.

4. “Remainder of Other Expenses” is based on estimated amounts for the current fiscal year.

5. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, deferred income tax expenses, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.73% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until April 1, 2016 unless extended by New York Life Investments and approved by the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(NYLIM NL204) MSCRE01-07/14

Expenses After	Class A	Investor Class	Class C		Class I
			Assuming no redemption	Assuming redemption at end of period
1 Year	$ 745	$ 749	$ 286	$ 386	$ 181
3 Years	$ 1,280	$ 1,295	$ 1,010	$ 1,010	$ 698
5 Years	$ 1,841	$ 1,865	$ 1,756	$ 1,756	$ 1,241
10 Years	$ 3,360	$ 3,406	$ 3,722	$ 3,722	$ 2,726
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes to the Fund and shareholders subject to tax. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of The Cushing® Royalty Energy Income Fund (the predecessor to the Fund) was 61.96% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production (“E&P”) companies (collectively, “Energy Trusts”), (ii) E&P master limited partnerships (“MLPs”) and (iii) securities of other companies based in North America that are principally engaged in activities in the energy sector (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”). The Other Energy Companies in which the Fund invests include operations of assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil or refined petroleum products, as well as other energy companies. The Fund is non-diversified and may invest in companies of any market capitalization size.

Because of the Fund’s concentration in Energy Trusts and MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Accordingly, the Fund is taxed as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, and subject to state and local taxes as a regular corporation. As a result the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state, local and foreign income taxes. The investment strategy of investing primarily in Energy Trusts and MLPs, which results in the Fund being taxed as a regular corporation, or “C” corporation, rather than electing to be treated as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for open-end registered investment companies such as the Fund. This involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

The Energy Trusts in which the Fund invests are principally U.S. royalty trusts and Canadian royalty trusts E&P companies. U.S. royalty trusts manage net royalty and/or net working interests in mature crude oil and natural gas producing properties in the United States. Canadian royalty trusts and Canadian E&P companies engage in the acquisition, development and production of crude oil and natural gas in Canada and the U.S.

The Fund also invests in the upstream E&P MLP sector. E&P MLPs are focused on the exploration, development, and acquisition of crude oil and natural gas producing properties, including exploration and production of oil and natural gas at the wellhead for sale to third parties. MLPs are limited partnerships or limited liability companies which receive at least 90% of their income from the development, production, processing, refining, transportation, storage and marketing of natural resources.

Cushing® Asset Management, LP, the Fund’s Subadvisor, selects a core group of Energy Companies utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio of Energy Trusts, E&P MLPs and Other Energy Companies to take advantage of the changing dynamics within the upstream energy sector. The Fund is actively managed, incorporating dynamic quantitative analysis with the Subadvisor’s proprietary research process. The Subadvisor utilizes its financial and industry experience to identify the absolute and relative value opportunities across the different upstream energy subsectors that, in the Subadvisor’s view, present the best investments. The results of the Subadvisor’s analysis and comprehensive investment process influences the weightings of positions held by the Fund within each subsector.

The Subadvisor seeks to invest in Energy Companies that have dividend or distributions that, in the Subadvisor’s view, are attractive relative to comparable companies. The Subadvisor seeks to make investments in Energy Companies with operations in the development and production of crude oil and natural gas. Among other things, the Subadvisor uses fundamental, proprietary research to seek to identify the most attractive investments with attractive dividend or distribution yields and distribution growth prospects. Quarterly distributions made by the Fund to shareholders may be considered dividend income, non-taxable returns of capital, capital gain or a combination thereof.

The Fund will primarily focus on Energy Companies that manage royalties and net working interests in mature oil and gas producing properties in the United States and Canada. Unitholders generally receive most of the cash flows from these investments in the form of monthly or quarterly distributions.

The Fund may invest up to 25% of its total assets in debt securities, preferred shares and convertible securities of Energy Companies and other issuers provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”) or (ii) B- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another independent rating agency or (b) with respect to up to 10% of its total assets, debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment (i.e., rated lower than B3 by Moody’s and B- by S&P). All of the Fund’s investments in debt securities, preferred stock and convertible securities may consist of securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. If independent rating agencies assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality. The Fund may invest in debt securities of any maturity or duration.

Because the Fund is taxed as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on portfolio securities considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. The Fund will accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Fund will principally rely on information provided by the issuers of securities held in the Fund's portfolio, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s net asset value.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in (i) increased volatility; and (ii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Energy Companies Risk: Under normal circumstances, the Fund concentrates its investments in the energy sector, with an emphasis on securities issued by Energy Trusts and E&P MLPs. Energy Trusts, MLPs and Other Energy Companies are subject to certain risks, including, but not limited to, the following:

• Energy Companies may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue.

• The operating results of companies in the broader energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain Energy Companies in which the Fund will invest.

• A significant decrease in the production of natural gas, crude oil, or other energy commodities due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income and operating cash flows of certain Energy Companies and, therefore, their ability to make distributions or pay dividends.

• A sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of Energy Companies.

• Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Acquisition or expansion projects may not perform as anticipated.

• The energy sector is highly competitive. The Energy Companies in which the Fund invests will face substantial competition from other companies, many of which will have greater financial, technological, human and other resources.

• Extreme weather conditions could result in substantial damage to the facilities of certain Energy Companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities.

• The prices of Energy Company securities may be susceptible to a decline when interest rates rise. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital.

• The profitability of Energy Companies could be adversely affected by changes in the regulatory environment. Energy Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. The elimination of tax incentives used by Energy Companies could adversely affect Energy Companies and/or the energy sector generally.

• There is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies, and the cost of any remediation that may become necessary, which Energy Companies may not be able to recover from insurance.

• Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

• The operations of Energy Companies are subject to many hazards inherent in their business and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.

See “More About Investment Strategies and Risks” in the Prospectus for additional information.

Sub-Sector Specific Risk: Energy Companies are also subject to risks that are specific to the particular sub-sector of the energy sector in which they operate. See “More About Investment Strategies and Risks” in the Fund’s Prospectus for additional information.

Cash Flow Risk: The Fund will derive substantially all of its cash flow from investments in equity securities of Energy Companies. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the Energy Companies in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends, and the U.S. federal, state and local income taxes imposed on the Fund as a regular corporation (or "C" corporation).

Concentration Risk: Under normal circumstances, the Fund concentrates its investments in the energy sector, with an emphasis on securities issued by Energy Trusts and E&P MLPs. A fund that invests primarily in a particular industry or group of industries could experience greater volatility than funds investing in a broader range of industries.

U.S. Royalty Trust Structure Risk: Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

Canadian Royalty Trusts and Canadian E&P Companies Risk: Canadian royalty trusts are generally subject to similar risks as U.S. royalty trusts, as described above. However, unlike U.S. royalty trusts, Canadian royalty trusts and E&P companies may engage in the acquisition, development and production of natural gas and crude oil to replace depleting reserves. They may have employees, issue new shares, borrow money, acquire additional properties, and may manage the resources themselves. As a result, Canadian royalty trusts and Canadian E&P companies are exposed to commodity risk and production and reserve risk, as well as operating risk.

Canadian Investment Risks: The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor.

MLP Structure Risk: Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Tax Risks: An investment in the Fund will involve tax risks, including, but not limited to:

• U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year.

• MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, credits, deductions and expenses. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%), as well as additional state, local, and foreign income taxes. Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund’s shares.

• The Fund is taxed as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state, local and foreign income taxes. The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

• In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will account for its deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital, as well as for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund. The Fund will also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance may increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Such modifications, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

• Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the Energy Companies in which the Fund will invest.

Investment Strategy Risk: The investment strategy of investing primarily in Energy Trusts and MLPs, which results in the Fund being taxed as a regular corporation, or “C” corporation, rather than electing to be treated as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for open-end registered investment companies such as the Fund. This involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach, which may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

Equity Securities Risk: Equity securities of Energy Companies can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular Energy Company (which, in the case of an Energy Trust or MLP, is generally measured in terms of distributable cash flow). Prices of equity securities of individual Energy Companies can also be affected by fundamentals unique to the company, including earnings power and coverage ratios.

Small-Cap and Mid-Cap Stock Risk: Stocks of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Smaller capitalization companies may be more vulnerable to adverse business or market developments.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce theFund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Liquidity and Valuation Risk: Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Non-Diversification Risk: The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and will not elect to be treated as a regulated investment company under the Internal Revenue Code. As a result, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issuer. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's performance for the first full calendar year of the Fund's operations. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

The performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of The Cushing® Royalty Energy Income Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 11, 2014. Performance figures for Investor Class shares reflect the historical performance of Class A shares and are adjusted to reflect differences in fees and expenses. Unadjusted, the performance for Investor Class shares would likely have been different. Performance data for the classes varies based on differences in their fee and expense structures. The Cushing® Royalty Energy Income Fund commenced operations on

July 2, 2012. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund has chosen to reflect Class I performance in the bar chart in order to make the Fund’s performance presentation consistent with other newly launched funds in the MainStay Group of Funds Complex. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(calendar year 2013)

6.59%

Best Quarter
1Q/13	5.99%
Worst Quarter
2Q/13	-1.9	4%

As of May 31, 2014, the Class I shares of the Fund would have had a pro forma year-to-date return of 5.44%.

Average Annual Total Returns (for the periods ended December 31, 2013)

	1 Year	Life of Fund
Return Before Taxes
Class A	0.21%	-0.60%
Investor Class	0.21%	-0.60%
Class C	4.54%	2.67%
Class I	6.59%	3.69%
Return After Taxes on Distributions
Class I	6.59%	3.69%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	3.73%	2.80%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	32.39%	25.12%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Cushing® Asset Management, LP serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Cushing Asset Management, LP	Jerry V. Swank, Managing Partner	Since July 11, 2014
	Daniel L. Spears, Partner	Since July 11, 2014
	Judd B. Cryer, Managing Director	Since July 11, 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund is taxed as a regular corporation, or “C” corporation, for U.S. federal, state and local income tax purposes. The Fund will make distributions that will be treated for U.S. federal income tax purposes as (i) first, taxable dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, (ii) second, non-taxable returns of capital to the extent of your tax basis in your shares of the Fund (for the portion of those distributions that exceed the Fund’s earnings and profits) and (iii) third, taxable gains (for the balance of those distributions). Although the Fund expects that a significant portion of its distributions will be treated as nontaxable return of capital and gains, combined, no assurance can be given in this regard. Additionally, a sale of Fund shares is a taxable event for shares held in a taxable account. See “Tax Matters” in the “More About Investment Strategies and Risks” section in the Fund’s Prospectus for additional information.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 56 of the Prospectus.

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